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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                FEBRUARY 22, 2007

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                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


         0-27551                                          65-0358792
(Commission File Number)                       (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On February 22, 2007, the Registrant entered into a Professional Services Agreement with Bolsover Endeavours pursuant to which the Registrant engaged Bolsover Endeavours, effective January 1, 2007, to provide the Registrant with the services of Christopher Bolsover and various other sales marketing and management services set forth therein.

         In consideration of the services to be provided by Bolsover Endeavours and Christopher Bolsover, the Registrant will pay Bolsover Endeavours monthly compensation equal to the greater of an agreed upon service fee or the commissions that would accrue to Bolsover Endeavours based on an agreed upon affiliate level. The Professional Services Agreement may be terminated upon 30 days prior written notice by either party and may be terminated by the Registrant upon the occurrence of certain events listed therein.

         The Registrant also agreed to issue 10,000 shares of the Registrant's common stock to Christopher Bolsover in consideration for Bolsover Endeavours' and Christopher Bolsover's entry into the Professional Services Agreement.

         Pursuant to the terms of the Professional Services Agreement, on February 22, 2007, the Registrant also appointed Christopher Bolsover as the President of International Development of VMdirect, L.L.C., one of the Registrant's wholly-owned subsidiaries.

         Mr. Bolsover has 25 years extensive, successful international experience in direct sales and consumer product marketing, holding senior executive global positions in sales, marketing, general, regional and chief executive roles with major U.S., European, Indian and Japanese based corporations. For 15 years Mr. Bolsover contributed significantly to Amway
Corporation's high growth period working in Australia, regional management in Europe, and as Global Director of the Health and Beauty Division. At Herbalife, working closely with founder Mark Hughes, Mr. Bolsover was responsible for Eastern and Western Europe and the establishment of a global marketing department. Immediately prior to working with the Registrant, Mr. Bolsover was instrumental in creating several start-up businesses and assisting in strategic development of international direct sales companies.

         Prior to his appointment as the President of International Development of VMdirect, L.L.C., Mr. Bolsover had no material relationship with the Registrant or its affiliates. Mr. Bolsover has no family relationships with any of the Registrant's other directors or executive officers.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITALFX INTERNATIONAL, INC.


Date:  February 28, 2007                By:    /s/ Craig Ellins
                                               ---------------------------------
                                               Craig Ellins
                                               Chairman, Chief Executive Officer
                                               and President


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